Exhibit 10.10

SPOUSAL CONSENT

The undersigned, LI Weina (ID card No. ***), is the lawful spouse of XUE Peng (ID card No. ***). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by XUE Peng on May 8, 2021, and the disposal of the equity interests of Beijing Tongcheng Biying Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by XUE Peng and registered in his name according to the following documents:

(1)	Equity Interest Pledge Agreement entered into among XUE Peng, Beijing Shansong Technology Co., Ltd (hereinafter referred to as the “WFOE”), Domestic Company and other relevant parties;

(2)	Exclusive Option Agreement entered into among BingEx Limited, XUE Peng, the WFOE, and Domestic Company; and

(3)	Power of Attorney executed by XUE Peng.

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by XUE Peng. I hereby further confirm that XUE Peng can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

I hereby agree and undertake that if I obtain any equity interests of the Domestic Company which are held by XUE Peng for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and the Domestic Company as of May 8, 2021 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of the Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

By:	/s/ Li Weina
Name:	LI Weina
Date:	May 8, 2021

SPOUSAL CONSENT

The undersigned, XUAN Wenjia (ID card No. ***), is the lawful spouse of YU Hongjian (ID card No. ***). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by YU Hongjian on May 8, 2021, and the disposal of the equity interests of Beijing Tongcheng Biying Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by YU Hongjian and registered in his name according to the following documents:

(1)	Equity Interest Pledge Agreement entered into among YU Hongjian, Beijing Shansong Technology Co., Ltd. (hereinafter referred to as the “WFOE”), Domestic Company and other relevant parties;

(2)	Exclusive Option Agreement entered into among BingEx Limited, YU Hongjian, the WFOE, and Domestic Company; and

(3)	Power of Attorney executed by YU Hongjian.

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by YU Hongjian. I hereby further confirm that YU Hongjian can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of the Domestic Company which are held by YU Hongjian for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and the Domestic Company as of May 8, 2021 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of the Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

By:	/s/ Xuan Wenjia
Name:	XUAN Wenjia
Date:	May 8, 2021